FIRST QUARTER 2019 EARNINGS CONFERENCE CALL PRESENTATION 1

SAFE HARBOR This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 2

PANGAEA LOGISITICS SOLUTIONS LTD. Logistics services and integrated chartering solutions provide attractive returns 3

PANGAEA LOGISITICS SOLUTIONS LTD. Pangaea concentrates on cargo movements to: • Identify movements that require our expertise in logistics and operations • Capitalize where we can utilize our specialized fleet • Reduce ballast legs and other costs • Assist customers in unique or difficult trades Allowing Pangaea to capture additional freight margin for the valued services it provides 4

BUSINESS HIGHLIGHTS Q1-2019 Results •Adjusted EBITDA of $8.6 million Consistent •Net income of $3.7 million •$61.6 million cash, restricted cash and cash Performance equivalents Fleet Working Fleet •21 drybulk ships and one barge in owned and controlled fleet Operations Extensive and varied •Operating 44 vessels on average during Q1-2019 •6 million tons carried, 116 voyages performed for experience 73 clients 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessel, and when applicable, loss on impairment of vessels and certain non-recurring items. 5

DRIVERS OF PERFORMANCE Customer Focus: Long-term, fixed contract employment and recurring business with new and longstanding customers Targeted Business: Specialty tonnage provides superior returns – 68% premium over average market rates in Q1 – 2019 Rate Environment: The Baltic Dry Index average declined quarter over quarter, but rates improved significantly as Q2 progressed. (1) Per reported indices 6

FINANCIAL HIGHLIGHTS • Consistent net income, even as the BDI and published market rates declined. This speaks for the value of Pangaea’s long-term, fixed rate COAs with outstanding customers. • Steady increase in working capital and significant increase in operating cash flows • Strategic use of equity in owned vessels to raise cash for investment in high quality ships 7

SELECTED INCOME STATEMENT DATA (in thousands) Three months ended March 31, 2019 2018 (unaudited) (unaudited) Revenues: Voyage revenue $ 65,851 $ 70,319 Charter revenue 13,693 8,654 79,544 78,973 Expenses: Voyage expense 32,174 30,168 Charter hire expense 24,947 22,696 Vessel operating expenses 9,754 9,849 General and administrative 4,034 4,128 Depreciation and amortization 4,377 4,338 Total expenses 75,287 71,179 Income from operations 4,257 7,794 Total other income (expense), net 224 (2,259) Net income 4,481 5,535 Income attributable to noncontrolling interests (778) (1,210) Net income attributable to Pangaea Logistics Solutions Ltd. $ 3,703 $ 4,325 Adjusted EBITDA(1) $ 8,634 $ 12,132 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessel, and when applicable, loss on impairment of vessels and certain non-recurring items. 8

SELECTED BALANCE SHEET & CASH FLOW DATA (in thousands) March 31, 2019 December 31, 2018 (unaudited) Current Assets Cash and cash equivalents $ 59,123 $ 53,615 Accounts receivable, net 12,730 28,482 Other current assets 28,604 31,410 Total current assets 100,457 113,506 Restricted Cash 2,500 2,500 Fixed assets, including finance lease right of use assets, net 345,045 337,468 Total assets $448,002 $453,475 Current liabilities Accounts payable, accrued expenses and other current liabilities $ 24,260 $ 31,898 Related party debt 2,040 2,878 Current portion of long-term debt and finance lease liabilities 25,560 25,493 Other current liabilities 9,337 18,781 Total current liabilities 61,198 79,049 Secured long-term debt and capital lease obligations, net 148,282 141,059 Total Pangaea Logistics Solutions Ltd. equity 166,065 161,688 Non-controlling interests 72,457 71,679 Total stockholders' equity 238,522 233,367 Total liabilities and shareholders' equity $ 448,002 $ 453,475 Cash flow data March 31, 2019 March 31, 2018 (unaudited) (unaudited) Net cash provided by operations $ 11,960 $ 2,790 Net cash used in investing activities $ (11,586) $ (377) Net cash provided by (used in) financing activities $ 5,134 $ (8,739) 9

TOTAL SHIPPING DAYS Capital Efficiency: Leveraged owned fleet by chartering-in market vessels Flexibility: Short-term charters allow us to react quickly and take advantage of arbitrage opportunities 10

PANGAEA TCE v. AVERAGE MARKET TCE Consistently outperforming against average Panamax and Supramax index *Average of the published Panamax and Supramax index net of commission 11

FINANCIAL PERFORMANCE Q2-2017 THROUGH Q1-2019 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessels, and when applicable, loss on impairment of vessels and certain non-recurring items. 2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts. 12

ADJUSTED EARNINGS PER COMMON SHARE Adjusted EPS total of $0.65 since Q1 2018 Adjusted EPS (1) 0.25 0.20 0.15 0.10 0.05 - Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 (1) Adjusted earnings per share represents net income attributable to Pangaea Logistics Solutions Ltd. plus, when applicable, loss on sale and leaseback of vessel, loss on impairment of vessel, gains and losses on derivative instruments, and certain non-recurring charges, divided by the weighted average number of shares of common stock. 13